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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  September 27, 2001
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                   Wells Real Estate Investment Trust, Inc.
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            (Exact name of registrant as specified in its charter)


                                   Maryland
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                (State or other jurisdiction of incorporation)


              0-25739                                    58-2328421
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      (Commission File Number)               (IRS Employer Identification No.)


         6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code  (770) 449-7800
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________________________________________________________________________________
         (Former name or former address, if changed since last report)
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Item 2.   Acquisition of Assets

The Nissan Property

          On September 19, 2001, Wells Operating Partnership, L.P. ("Wells OP"), a Delaware limited partnership formed to acquire, own, lease and operate real properties on behalf of Wells Real Estate Investment Trust, Inc. ("Registrant"), purchased a 14.873 acre tract of land located in Irving, Dallas County, Texas (the "Nissan Property"). Wells OP purchased the Nissan Property from The Ruth Ray and H.L. Hunt Foundation and The Ruth Foundation, each a Texas non-profit corporation and 50% owner in the Nissan Property, for a purchase price of $5,545,700.

          Wells OP has entered into agreements to construct a three-story office building containing 268,290 rentable square feet (the "Nissan Project") on the Nissan Property. The Nissan Project will be a concrete tilt-up, high performance glass building with parking for approximately 1,050 vehicles. The site consists of a 14.873 acre tract of land located in the Freeport Business Park, which is an office and industrial park strategically positioned near the Dallas-Ft. Worth International Airport. It is currently anticipated that the aggregate of all costs and expenses to be incurred by Wells OP with respect to the acquisition of the Nissan Property and the planning, design, development, construction and completion of the Nissan Project will total approximately $42,259,000.

          The entire 268,290 rentable square feet of the Nissan Building will be leased to Nissan Motor Acceptance Corporation ("Nissan"), a wholly owned subsidiary of Nissan North America, Inc. with its corporate headquarters in Torrance, California. The Nissan lease was executed on September 19, 2001, and the initial term of the lease will extend 10 years beyond the rent commencement date. Construction on the building is scheduled to begin by February 1, 2002, and is expected to be completed within 20 months from its commencement. The rent commencement date will occur shortly thereafter. Nissan has the right to extend the initial 10-year term of this lease for an additional two years upon written notice. Nissan also has the right to extend the lease for two additional five-year periods at 95% of the then current market rental rate upon written notice. The initial annual base rent payable under the Nissan lease will be $4,225,860. The Ingram Micro Distribution Facility

          On September 27, 2001, Wells OP acquired a ground leasehold interest in a 701,819 square foot distribution facility located on a 39.223 acre tract of land at 3820 Micro Drive in the City of Millington, Shelby County, Tennessee (the "Ingram Micro Distribution Facility"), pursuant to a Bond Real Property Lease dated December 20, 1995 (the "Bond Lease"). The rights under the Bond Lease were purchased from Ingram Micro L.P. ("Ingram") in a sale lease-back transaction for a purchase price of $21,050,000. The Bond Lease along with the other assets described below expires on December 31, 2026. In addition to the Bond Lease, Wells OP purchased from Ingram all rights, title and interest in an Industrial Development Revenue Note Ingram Micro L.P. Series 1995 (the "Bond") issued by the Industrial Development Board of the City of Millington, Tennessee (the "Board") to Lease Plan North America, Inc. ("Lease Plan") in a principal amount not to exceed $22,000,000. The Bond is secured by a Fee Construction Mortgage Deed of Trust and Assignment of Rents and Leases dated December 20, 1995 (the "Deed of Trust") executed by the Board for the benefit of Lease Plan. Beginning in 2006, Wells OP has the option under the Bond Lease to purchase the land underlying the Ingram Micro Distribution Facility for $100 plus the then-current outstanding balance due on the Bond, which is anticipated to be approximately $22,000,000.

          The Board, as the fee simple owner of the Ingram Micro Distribution Facility, had originally entered into the Bond Lease with Lease Plan. The proceeds from the issuance of the Bond were used to finance the construction of the Ingram Micro Distribution Facility. On December 20, 2000, Ingram purchased the Bond, Deed of Trust and the ground leasehold interest in the Ingram Micro Distribution Facility under the Bond Lease from Lease Plan.

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          At closing, Wells OP entered into a new lease with Ingram pursuant to which Ingram agreed to lease the entire Ingram Micro Distribution Facility from Wells OP. The Ingram lease has a term of 10 years with two successive options to extend for 10 years each at 95% of the then-current fair market rental rate, upon nine months written notice. The current annual base rent for the Ingram Micro Distribution Facility is $2,035,275.

The Lucent Building

          On September 28, 2001, Wells OP purchased a four-story office building containing approximately 120,000 rentable square feet located at 200 Lucent Lane, Cary, North Carolina (the "Lucent Building"). Wells OP purchased the Lucent Building from Lucent Technologies, Inc. ("Lucent") in a sale lease-back transaction for a purchase price of $17,650,000.

          The Lucent Building, which was completed in 1999, is a four-story office building containing approximately 120,000 rentable square feet located on a 29.19 acre tract of land, which includes a 11.84 acre improved tract of land and a 17.34 acre undeveloped tract of land. The building is constructed using a steel frame with steel beams and a reinforced concrete foundation. The exterior walls are made of primarily glass and steel.

          The Lucent Building is located at 200 Lucent Lane in Regency Park office park in what is known as the "Research Triangle" in Cary, North Carolina, approximately 10 miles west of downtown Raleigh and 15 miles south of Raleigh-Durham International Airport. Cary is a growing commercial and residential suburb of Raleigh, North Carolina.

          At closing, Wells OP entered into a new lease with Lucent pursuant to which Lucent has agreed to lease the entire 120,000 rentable square feet of the Lucent Building; however, the Lucent lease does not include the 17.34 acre undeveloped tract of land described above. The current term of the lease is 10 years, which commenced on September 28, 2001, and expires on September 30, 2011. Lucent has the right to extend the term of this lease for three additional five-year periods at the then-current fair market rental rate, upon 12 months prior written notice. The current annual base rent payable under the Lucent lease is $1,800,000.

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Item 7.  Financial Statements and Exhibits.

         (a)   Financial Statements. Since it is impracticable to provide the
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required financial statements for the acquired real properties described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Registrant hereby confirms that the required financial statements will be filed on or before December 9, 2001, by amendment to this Form 8-K, which date is within the 60-day period allowed to file such an amendment.

         (b)   Pro Forma Financial Information. See Paragraph (a) above.
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WELLS REAL ESTATE INVESTMENT
                                            TRUST, INC. (Registrant)


                                            By: /s/ Leo F. Wells, III
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                                                Leo F. Wells, III
                                                President

Date:  October 8, 2001

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